UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported):	January 2, 2024

INCOME OPPORTUNITY REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	IOR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ('230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ('240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)     By letter dated January 2, 2024, Swalm & Associates P. C. (“Swalm”) notified the Audit Committee Chairman and the Chief Financial Officer of Income Opportunity Realty Investors, Inc. (the “Company” or the “Issuer” or “IOR”) that effective immediately Swalm was ceasing its services as independent registered public accountants for IOR, a decision due to the upcoming retirement of the principal of Swalm, Edward S. Swalm, CPA. The notice has the effect of a resignation and advises that Swalm will cooperate with IOR’s new independent registered public accountants. Swalm had served as the Company’s independent registered public accounting firm for each of the fiscal years ended December 31, 2004 through 2022 and was approved at the Company’s Annual Meeting on December 13, 2023 to continue in that role for the fiscal year ended December 31, 2023. Swalm’s report on the Company’s financial statements for the preceding two fiscal years (and all prior years) was not qualified in any respect as to any matter, nor did the opinions contain an adverse opinion or disclaimer of opinion.

The Company has provided a copy of this disclosure to Swalm and requested Swalm to furnish the Company with a letter addressed to the Commission stating whether Swalm agrees with the statements made by the Company in this disclosure and, if not, stating the respects in which Swalm does not agree. Such letter is attached as an Exhibit to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.      The following exhibit is furnished with this Report:

Exhibit
Designation	Description

99.5*	Letter dated January 4, 2024 to the Securities and Exchange Commission from Swalm & Associates P.C.

_____________________________________________

*Furnished herewith

Dated:     January 5, 2024.

INCOME OPPORTUNITY REALTY
INVESTORS, INC.

By:	/s/ Erik J. Johnson
Erik J. Johnson, Executive Vice
President and Chief Financial Officer